UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: June 28, 2006
(Date of earliest event reported)
PAYCHEX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of or other jurisdiction of incorporation)	0-11330 (Commission File Number)	16-1124166 (IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK (Address of principal executive offices)	14625-2396 (Zip Code)
(585) 385-6666
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Paychex, Inc.’s (the “Company’s”) press release dated June 28, 2006, which reports the Company’s financial results for its fiscal year ended May 31, 2006 (“fiscal 2006”), is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In addition, a preliminary Management’s Discussion and Analysis of Financial Condition and Results of Operations, which reviews the Company’s results of operations for each of the three years ended May 31, 2006, 2005, and 2004, and its financial condition at May 31, 2006, is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The Management’s Discussion and Analysis of Financial Condition and Results of Operations furnished herewith is preliminary and not a complete discussion and analysis as required by the Securities and Exchange Commission for Annual Reports filed on Form 10-K or Quarterly Reports on Form 10-Q. The Company expects to file its fiscal 2006 Annual Report on Form 10-K with the Securities and Exchange Commission within seventy-five days following its May 31, 2006 fiscal year-end. The fiscal 2006 Annual Report on Form 10-K will contain a complete set of audited Consolidated Financial Statements, Notes to Consolidated Financial Statements, and Management’s Discussion and Analysis of Financial Condition and Results of Operations.
EXHIBIT INDEX
     The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit 99.1	Press Release of Paychex, Inc. dated June 28, 2006.

Exhibit 99.2	Paychex, Inc. Preliminary Management’s Discussion and Analysis of Financial Condition and Results of Operations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.
Date: June 28, 2006	/s/ Jonathan J. Judge
Jonathan J. Judge
President and Chief Executive Officer

Date: June 28, 2006	/s/ John M. Morphy
John M. Morphy
Senior Vice President, Chief Financial Officer and Secretary

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